Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 28, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and CLEARSTORY SYSTEMS, INC., a Delaware corporation with its chief executive office located at One Research Drive, Suite 200B, Westborough, Massachusetts 01581(“Borrower”).

1.            DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 25, 2005, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 25, 2005, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.            DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.            DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.
1.	The Loan Agreement shall be amended by deleting subsection (a) appearing in Section 6.7 entitled "Financial Covenants" in its entirety and inserting in lieu thereof the following:
"(a)	Intentionally Deleted."
2.	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:
"Revolving Line" is an Advance or Advances of up to $1,500,000.00."
and inserting in lieu thereof the following:
"Revolving Line" is an Advance or Advances of up to $2,000,000.00."
3.	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.
B.	Waivers.
1.

Bank hereby waives Borrower’s existing defaults under the Loan Agreement by virtue of Borrower’s failure to comply with the Net Revenue covenant set forth in Section 6.7(a) for the six (6) month period ending September 30, 2005. Bank’s waiver of Borrower’s compliance of said affirmative covenant shall apply only to the foregoing specific period.

4.            FEES. Borrower shall pay to Bank a modification fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.

Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.            RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 25, 2005, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6.            CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7.            RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8.            NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9.            CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.          COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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               This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:	BANK:
CLEARSTORY SYSTEMS, INC.	SILICON VALLEY BANK
By: /S/ Stephen A. Read	By: /S/ Bradley B. Holt
Name: Stephen A. Read	Name: Bradley B. Holt
Title: VP, CFO	Title: Relationship Manager

The undersigned, SCP Private Equity Partners II, L.P., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated August 25, 2005 (the “Guaranty”) and acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith. In addition, the undersigned hereby consents to the Loan Modification Agreement in all respects.

SCP PRIVATE EQUITY PARTNERS II, L.P.

By: SCP Private Equity II General Partners,
L.P., its general partner
By: SCP Private Equity II, LLC, its manager

By: /S/ Thomas G. Rebar
Name: Thomas G. Rebar
Title: General Manager

EXHIBIT A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
FROM:	CLEARSTORY SYSTEMS, INC.

The undersigned authorized officer of CLEARSTORY SYSTEMS, INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) there are no Events of Default, and all representations and warranties in the Agreement are true and correct in all material respects on this date; provided however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects only as of such date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Interim financial statements for Borrower with A/R Agings (by invoice date)	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited) for Borrower	FYE within 120 days	Yes No
Annual Balance Sheet and Income Statement	Within 30 days of Board approval	Yes No
10 Q, 10 K and 8-K	Within 5 days after filing with SEC	Yes No
Compliance Certificate	Quarterly within 30 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times (tested quarterly):
Minimum Callable Capital (Guarantor)	3x outstanding Obligations	_____:1.0	Yes No

Comments Regarding Exceptions: See Attached. Sincerely, _____________________________ SIGNATURE _____________________________ TITLE _____________________________ DATE

BANK USE ONLY

Received by: _____________________

AUTHORIZED SIGNER

Date:     _________________________

Verified: ________________________

AUTHORIZED SIGNER

Date:     _________________________

Compliance Status:            Yes No